Land Use Rights, Net (Details) - Schedule of Amortization Expense	Jun. 30, 2023 USD ($)
Schedule of Amortization Expense [Abstract]
2023	$ 106,428
2024	212,855
2025	212,855
2026	212,855
2027 and thereafter	8,833,153
Total	$ 9,578,146